UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, DC 20549

                                FORM 8-K

                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)
                           November 16, 2010
                           -----------------

                             Monster Offers
         ------------------------------------------------------
         (Exact Name of Registrant as Specified in Its Charter)

                                Nevada
            ----------------------------------------------
            (State or Other Jurisdiction of Incorporation)

              000-53266                          26-1548306
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

                  4056 Valle Del Sol, Bonsall, CA  92003
              Mail Delivery - PO Box 1092, Bonsall, CA  92003
         --------------------------------------------------------
          (Address of Principal Executive Offices)      (Zip Code)

                              (760) 208-4905
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

                              Not Applicable
       --------------------------------------------------------------
       (Former name or former address, if changed, since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  Entry Into A Material Definitive Agreement
ITEM 3.02  Unregistered Sales of Equity Securities

On November 18, 2010, Monster Offers (the "Company') issued 125,000 unregistered restricted shares to Emerging Growth Research, LLC in accordance with the terms of the Investor and Public Relations Agreement, dated November 10, 2010, entered into between us and Emerging Growth Research, LLC. We believe that the issuance is exempt from registration under Section 4(2) of the Securities Act of 1933, as amended.

We believed that Section 4(2) was available because the offer and sale did not involve a public offering and there was not general solicitation or general advertising involved in the offer or sale. Emerging Growth Research, LLC was provided access to all material information, which they requested and all information necessary to verify such information and was afforded access to our management in connection with this transaction. Emerging Growth Research, LLC acquired these securities for investment and not with a view toward distribution. The shares of common stock issued will contain a legend restricting transferability absent registration or applicable exemption.

A copy of the Investor and Public Relations Agreement between us and Emerging Growth Research, LLC is attached hereto as Exhibit 99.1.


ITEM 8.01  Other Events

On November 18, 2010, the Company's Board of Directors approved a one-half-for-one (0.5:1) common stock dividend (the "dividend"), of the Company's issued and outstanding common stock, par value $0.001, with a record date of December 1, 2010 and a payment date of December 2, 2010. Each shareholder will receive a divided of one (1) common share for every two (2) shares owned on the record date.

The Company has 40,192,471 common shares issued and outstanding prior to the dividend; and, as a result of the common stock dividend, the Company will have 60,288,706 common shares issued and outstanding following the dividend.

Item 7.01  Regulation FD Disclosure

On November 16, 2010, Monster Offers issued a press release to announce the launch a Webinar series designed to help newspapers compete in the Deal-of-the-Day space. See Exhibit 99.1

On November 17, 2010 Monster Offers issued a press release to announce it Monster Offers Acquires DrHealthShare, the Original Social Media Health Community. See Exhibit 99.2

On November 18, 2010 Monster Offers issued a press release to announce it It is exchanging Its "Lead Generation Business" With Officer For 8,000,000 Shares Of Officer's Stock. See Exhibit 99.3.

On November 18, 2010 Monster Offers issued a press release to announce a stock dividend. See Exhibit 99.4.

On November 19, 2010 Monster Offers issued a press release to announce after receiving 8,000,000 shares in exchange for its Lead Generation Segment, it will have 12,000,000 shares of stock adjusting for the forthcoming dividend to begin making strategic acquisitions.

A copy of the press releases are furnished as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.                          Description of Exhibit
-----------------------------------------------------------------------------
10.9 Investor and Public Relations Agreement between Monster Offers and Emerging Growth Research, LLC, dated November 10, 2010.

99.1   Press release issued on November 16, 2010 by Monster Offers*

99.2   Press release issued on November 17, 2010 by Monster Offers*

99.3   Press release issued on November 18, 2010 by Monster Offers*

99.4   Press release issued on November 18, 2010 by Monster Offers*

99.5   Press release issued on November 19, 2010 by Monster Offers*

* This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended.



                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Monster Offers
                                   ---------------------------
                                           Registrant

                                By: /s/ Paul Gain
                                ------------------------------------
                                Name:   Paul Gain
                                Title:  Chairman and CEO

Dated:  November 19, 2010

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